SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2005

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-21559	04-3320515
(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Third Floor, Billerica, Massachusetts 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 932-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 27, 2005, Viisage Technology, Inc. issued a press release announcing that the Company had received a notice from the staff of The Nasdaq Stock Market indicating that the Company is scheduled for a hearing before a Nasdaq Listing Qualifications Panel on May 19, 2005. At the hearing, the Company intends to present its plan to complete and file its Form 10-K for the year ended December 31, 2004, and thereby return to compliance with the Nasdaq Marketplace Rules. The Company will request that the Company’s stock continue to be listed on the Nasdaq National Market while the Company works to meet its filing obligations. The delisting process will be stayed until the panel has rendered its decision subsequent to the hearing. There can be no assurance that the Nasdaq Listing Qualifications Panel will grant the Company’s request for continued listing.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

The Exhibit Index immediately preceding the exhibit is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.

Date: April 28, 2005

	By:	/s/ William K. Aulet
William K. Aulet
Chief Financial Officer

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Exhibit Index

99.1	Press Release issued April 27, 2005.

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